UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

FGL HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor

Boundary Hall, Cricket Square

Grand Cayman, Cayman Islands

KY1-1102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1 (345) 947-5614

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $.0001 per share	FG	New York Stock Exchange
Warrants to purchase ordinary shares	FG WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2019, FGL Holdings (the “Company”) announced that John T. Fleurant would join the Company as its Chief Financial Officer, effective November 11, 2019.

John Fleurant, age 57, served in a number of senior leadership positions with New York Life Insurance Co. from November 2010 to April 2019, including Senior Vice President of Finance and Controller from 2010 to 2013, and Executive Vice President and Chief Financial Officer from 2013 to 2019. Prior to joining New York Life Insurance Co., Mr. Fleurant was the Financial Controller and Chief Financial Officer, U.S. Businesses of Prudential Financial. Mr. Fleurant received a B.A. in accounting from Widener University.

Mr. Fleurant will be eligible to receive an annual base salary of $500,000 and a target bonus opportunity equal to 100% of his base salary, subject to the achievement of criteria to be established by the Company. Upon a termination without “cause”, Mr. Fleurant will be entitled to receive severance benefits equal to six months of his base salary and six months of Company-paid COBRA. Mr. Fleurant will be subject to certain restrictive covenants that apply both during his employment with the Company and for certain durations afterwards. On November 11, 2019, Mr. Fleurant will be granted a stock option award under the Company’s 2017 Omnibus Incentive Plan consisting of an initial award of 1.5 million stock options, subject to a combination of time and/or performance based vesting, as well as a stretch award of 300,000 options subject to performance based vesting.

There are no familial relationships between Mr. Fleurant and any other executive officer or director of the Company. There are no transactions in which Mr. Fleurant has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On November 6, 2019, the Company issued a press release regarding the naming of Mr. Fleurant as an officer of the Company, which is attached hereto as Exhibit 99.1 and is incorporated by reference in response to this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2019	FGL HOLDINGS

	By:	/s/ Eric L. Marhoun
	Name:	Eric L. Marhoun
	Title:	Secretary and General Counsel